UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 25, 2011

EnergySolutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33830	51-0653027
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

423 West 300 South
Suite 200
Salt Lake City, Utah	84101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(801) 649-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

On May 25, 2011, EnergySolutions, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, 72,499,753 shares, or approximately 80.94% of the 89,570,469 shares of the Company’s common stock, were present in person or by proxies.  The final voting results for each of the proposals submitted to a vote of Company shareholders at the Annual Meeting are set forth below:

Proposal 1.  Nine members were nominated for election as directors of the Company, each of whom was an incumbent director. The votes cast for or withheld with respect to each nominee were as follows:

Name	For	Withheld	Broker Non-Votes
Steven R. Rogel	54,486,237	3,600,291	14,413,255
J. Barnie Beasley	57,404,167	682,361	14,413,255
Val J. Christensen	54,452,791	3,633,737	14,413,255
Pascal Colombani	53,559,516	4,527,012	14,413,255
J.I. “Chip” Everest, II	54,428,033	3,658,495	14,413,255
David J. Lockwood	57,397,191	689,337	14,413,255
Clare Spottiswoode	54,478,580	3,607,948	14,413,255
Robert A. Whitman	54,478,385	3,608,143	14,413,255
David B. Winder	54,473,416	3,613,112	14,413,255

Proposal 2.  The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
69,052,851	3,405,697	41,205	0

Proposal 3. The approval of the compensation of the Company’s named executive officers was approved by a non-binding advisory vote as follows:

For	Against	Abstain	Broker Non-Votes
56,852,794	1,188,619	45,115	14,413,255

Proposal 4. The non-binding advisory votes with respect to the frequency of future non-binding advisory votes on the named executive officer compensation were as follows:

1 year	2 year	3 year	Abstain	Broker Non-Votes
54,095,777	108,253	3,821,951	60,547	14,413,255

In connection with the stockholder vote on Proposal 4, the Company has determined it will hold an annual non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement in accordance with the rules and regulations of the Securities and Exchange Commission, until such time as the next non-binding advisory vote is submitted to the stockholders of the Company with regard to the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers or the Board of Directors of the Company otherwise determines that a different frequency for such non-binding advisory votes is in the best interests of the stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnergySolutions, Inc.

Dated: June 1, 2011	By	/s/ David G. Angerbauer
David G. Angerbauer, Executive Vice President, General Counsel & Secretary